Satellites and Other Property and Equipment	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Satellites and Other Property and Equipment
Satellites and Other Property and Equipment
(a) Satellites and Other Property and Equipment, net
Satellites and other property and equipment, net were comprised of the following (in thousands):

	As of December 31, 2017	As of December 31, 2018
Satellites and launch vehicles	$10,653,213	$10,786,802
Information systems and ground segment	808,203	894,796
Buildings and other	264,417	273,155
Total cost	11,725,833	11,954,753
Less: accumulated depreciation	(5,802,214)	(6,443,051)
Total	$5,923,619	$5,511,702

Satellites and other property and equipment are stated at historical cost, with the exception of satellites that have been impaired. Satellites and other property and equipment acquired as part of an acquisition are based on their fair value at the date of acquisition.
Satellites and other property and equipment, net as of December 31, 2017 and 2018 included construction-in-progress of $705.8 million and $371.3 million, respectively. These amounts relate primarily to satellites under construction and related launch services. Interest costs of $60.0 million and $30.2 million were capitalized during the years ended December 31, 2017 and 2018, respectively. Additionally, we recorded depreciation expense of $646.4 million, $665.6 million and $649.1 million during the years ended December 31, 2016, 2017 and 2018, respectively.
We have entered into launch contracts for the launch of both specified and unspecified future satellites. Each of these launch contracts provides that such contract may be terminated at our option, subject to payment of a termination fee that increases as the applicable launch date approaches. In addition, in the event of a failure of any launch, we may exercise our right to obtain a replacement launch within a specified period following our request for re-launch.
(b) Recent Satellite Launches
Horizons 3e, a satellite owned by a joint venture between the Company and JSAT International, Inc. ("JSAT"), was successfully launched on September 25, 2018 and will complete the Intelsat EpicNG constellation. Horizons 3e will bring high-throughput satellite ("HTS") solutions in both C- and Ku-bands to broadband, mobility and government customers in the Asia-Pacific Ocean region from its orbital slot at 169ºE. Horizons 3e is the first Intelsat EpicNG satellite to feature a multiport amplifier that enables power portability across all Ku-band spot beams. This enhanced, advanced digital payload features full beam interconnectivity in three commercial bands and significant upgrades to power, efficiency and coverage flexibility. Horizons 3e entered into service in January 2019.
Intelsat 38, a customized Ku-band payload positioned on a third-party satellite, was successfully launched on September 25, 2018. Intelsat 38 will replace Intelsat 12 at the 45ºE location and host direct-to-home ("DTH") platforms for Central and Eastern Europe as well as the Asia-Pacific region. The satellite will also provide connectivity for corporate networks and government applications in Africa. Intelsat 38 entered into service in January 2019.
Intelsat 37e, the fifth satellite in the Intelsat EpicNG fleet, was successfully launched on September 29, 2017. The all-digital Intelsat 37e is the first high-throughput (“HTS”) satellite to offer full, high-resolution interconnectivity between C-, Ku- and Ka- bands, delivering additional services and improved throughput to support enterprise, broadband, government and mobility applications in the Americas, Africa and Europe. Intelsat 37e entered into service in March 2018.
On July 5, 2017, we successfully launched our Intelsat 35e satellite into orbit. The fourth of our Intelsat EpicNG next-generation HTS satellites, Intelsat 35e will deliver high-performance services in the C- and Ku-bands. The Intelsat 35e Ku-band services include a customized high power wide beam for direct-to-home (“DTH”) service delivery in the Caribbean, as well as services for mobility and government applications in the Caribbean, trans-Europe to Africa and the African continent. Intelsat 35e entered into service in August 2017.
Intelsat 32e, a customized payload positioned on a third-party satellite, was successfully launched on February 14, 2017. Intelsat 32e is the third of six in our planned Intelsat EpicNG fleet, featuring high-performance spot beams. Intelsat 32e increases our service capabilities over the in-demand North Atlantic and Caribbean regions, supplying services for applications such as in-flight connectivity for commercial flights and passenger and commercial broadband for cruise lines and shipping vessels. Intelsat 32e entered into service in March 2017.
(c) Satellite Health
Our satellite fleet is diversified by manufacturer and satellite type, and as a result, our fleet is generally healthy. We have experienced some technical problems with our current fleet but have been able to minimize the impact of these problems on our customers, our operations and our business in recent years. Many of these problems have been component failures and anomalies that have had little long-term impact to date on the overall transponder availability in our satellite fleet. All of our satellites have been designed to accommodate an anticipated rate of equipment failures with adequate redundancy to meet or exceed their orbital design lives, and to date, this redundancy design scheme has proven effective. After each anomaly we have generally restored services for our customers on the affected satellite, provided alternative capacity on other satellites in our fleet, or provided capacity that we purchased from other satellite operators.
Significant Anomalies
During orbit raising of Intelsat 33e in September 2016, the satellite experienced a malfunction of the main satellite thruster. Orbit raising was subsequently completed using a different set of satellite thrusters. The anomaly resulted in a delay of approximately three months in reaching the geostationary orbit, as well as a reduction in the projected lifetime of the satellite. Intelsat 33e entered service in January 2017. In addition, in February 2017, measurements indicated higher than expected fuel use while performing stationkeeping maneuvers. There is no evidence of any impact to the communications payload. A Failure Review Board was established to determine the cause of the primary thruster failure and a separate team to investigate the fuel use anomaly. We filed a loss claim with our insurers in March 2017 relating to the reduction of life. As of December 31, 2018, we have settled with all insurers and received total collection and settlement payments of $70 million in cash.